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Exhibit 10(b)

                    AMENDED AND RESTATED DECLARATION OF TRUST

        Amending and Restating Amended and Restated Declaration of Trust
                            DATED AS OF JUNE 5, 1980

         THIS AMENDED AND RESTATED DECLARATION OF TRUST made as of this first day of October, 1996, at Cleveland, Ohio, by Adolph Posnick, Trustee, and hereafter by such persons as may from time to time be appointed additional Trustees and successors to such Trustees; the person or persons from time to time constituting Trustees hereunder being referred to as the "Trustees" where the context so permits,

                              W I T N E S S E T H:

         WHEREAS, the Trustees desire to confirm the creation of a trust for the purposes hereinafter mentioned and to clarify certain provisions relating to beneficial interests hereunder,

         NOW, THEREFORE, the Trustees hereby confirm the declaration of themselves to be Trustees hereunder of One Hundred (100) shares of common stock of First Union Management, Inc., a Delaware corporation, and of all property which they may hereafter acquire as such Trustees, together with the proceeds thereof and the dividends and other income therefrom, IN TRUST, on the terms and conditions set forth in this Declaration.

                                    ARTICLE I

                             DISTRIBUTION OF INCOME

         The net income of the trust estate shall be paid at such time or times as the Trustees in their discretion shall determine to the holders of record of certificates representing shares of beneficial interest in First Union Real Estate Equity and Mortgage Investments, a business trust organized as of October 1, 1961 (hereinafter referred to as "First Union"), as of a date designated by the Trustees (hereinafter referred to as the "Record Date") not earlier than sixty (60) days preceding the date fixed by the Trustees for payment, and each such holder shall be entitled to receive the same proportion of such net income as the number of shares of First Union held by him bears to the total number of shares of First Union outstanding on the Record Date whose holders are entitled to participate in the distribution; provided, however, that such payment to each holder is contingent upon such holder demonstrating by certification to the Trustees, or otherwise, to the Trustees' satisfaction, that the total shares of First Union owned by him together with shares


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of First Union, ownership of which is attributed to him pursuant to Section
318(a) of the Internal Revenue Code, do not exceed 5% of the then outstanding shares of First Union. No person shall have any beneficial interest in the Trust so long as such person owns, directly or indirectly by attribution pursuant to the Internal Revenue Code or otherwise, more than 5% of the then outstanding shares of First Union; however, upon such person's transfer of any shares of First Union, any transferee who becomes a holder of record of such shares shall become a beneficiary of the Trust to the extent provided herein.

                                   ARTICLE II

                       DURATION OF THE TRUST - TERMINATION

         Section 2.01. DURATION OF THE TRUST. This Trust shall continue without limitation of time except that, in the event that any applicable statute or rule of law shall require that this trust not continue perpetually, then the trust shall continue for the longest period of time permitted by law, and, to the extent that measuring lives in being are required to determine the term of the trust, such measuring lives in being shall be the persons designated in Section
12.1 of the Declaration of Trust of First Union.

         Section 2.02. EFFECT OF TERMINATION. Upon termination of this trust, the Trustees shall make provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent of the trust estate, shall sell the remaining assets of the trust estate and shall, at such time or times as the Trustees in their discretion shall determine, distribute the proceeds derived from the sale of such remaining assets to the holders of record of certificates representing shares of beneficial interest in First Union as of a date fixed by the Trustee (the Record Date) not earlier than 60 days preceding the date fixed by the Trustees for the distribution, and each such holder shall be entitled to receive the same proportion of such proceeds as the number of shares held by him on the Record Date bears to the total number of shares of First Union outstanding on the Record Date whose holders are entitled to participate in the distribution; provided, however, that such payment to each holder is contingent upon such holder demonstrating by certification to the Trustees, or otherwise, to the Trustees' satisfaction, that the total shares of First Union owned by him together with shares of First Union, ownership of which is attributed to him pursuant to Section 318(a) of the Internal Revenue Code, do not exceed 5% of the then outstanding shares of First Union. For purposes of such distribution on termination and for all other purposes, no person shall have any beneficial interest in the Trust so long as such person owns, directly or indirectly by attribution pursuant




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to the Internal Revenue Code or otherwise, more than 5% of the then outstanding shares of First Union; however, upon such person's transfer of any shares of First Union, any transferee who becomes a holder of record of such shares shall become a beneficiary of the Trust to the extent provided herein.

                                   ARTICLE III

                  POWERS AND DUTIES OF TRUSTEES - COMPENSATION

         Section 3.01. POWERS AND DUTIES. The Trustees shall have the following powers, in addition to any powers conferred upon the Trustees by law or other Articles of this Declaration of Trust, all of which powers shall be exercised in a fiduciary capacity:

               (a) To retain the assets initially comprising the trust estate and any share dividends and distributions (subject to Section 2.01 above) in respect of such assets, regardless of the proportionate value any investment or any class or type of investment may bear to the total value of the trust estate, and without being limited to the classes of investment which a trustee is authorized by law or any rule of court to make;

               (b) To receive and retain additions to the trust estate from any source whatsoever, such additions to be held hereunder as though the same had initially constituted a part of the trust estate;

               (c) To exercise voting rights and issue proxies upon or in connection with any stock or other securities in the trust estate as the Trustee shall determine;

               (d) To participate in reorganizations, recapitalizations, reincorporations, consolidations, mergers, exchanges, liquidations and creditors' and bondholders' agreements;

               (e) To compromise, compound, release and discharge all debts and claims of every kind, nature or description owing to or by the trust estate;

               (f)  To employ accountants, agents and attorneys; and

               (g) To dispose of the assets of the trust estate upon the termination of this trust and to distribute



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                    the proceeds derived therefrom in accordance with the
                    provisions of Article II hereof.

         The approval of a majority of the Trustees shall be necessary for the exercise of any power granted hereunder. The powers of the Trustees hereunder may be exercised without order of any court, but the Trustees are authorized, in the event they deem it advisable, to apply to any court of competent jurisdiction for any interpretation of any of the provisions of this instrument or for instructions with respect to their administration of the trust created hereunder. Notwithstanding anything to the contrary herein contained, the Trustees by virtue of their status as Trustees hereunder shall have no power to issue certificates representing shares of beneficial interest in the trust estate or to direct the affairs of First Union Management, Inc.

         Section 3.02. COMPENSATION. Each person serving as a Trustee hereunder shall receive such compensation as shall be reasonable and adequate for the services rendered as determined by Arthur Andersen & Co. or any other national accounting firm chosen by the Directors of First Union Management, Inc. All compensation for ordinary services provided for hereunder shall be charged against and paid from income at such times as the Trustees may determine.

         Section 3.03. TRUST RECORDS. The Trustees shall at all times keep, or cause to be kept, accurate books with respect to the trust, and shall render at least annually to each beneficiary who received income during the year of the account a statement of account which shall include all the information necessary to enable such beneficiary to prepare federal and state tax returns.

         Section 3.04. TRUSTEE LIABILITY. No Trustee shall be personally liable for any act or omission of any other Trustee (including without limitation the failure to compel in any way any former or acting or future Trustee to redress any breach of Trust), and no Trustee shall be personally liable to any beneficiary, except for such of his own acts as constitute bad faith, wilful misfeasance, gross negligence, or wilful disregard of his duties. Except as aforesaid, each Trustee shall be entitled to reimbursement out of the trust estate for his reasonable expenses and outlays and to be exonerated and indemnified from time to time from or against any and all loss, expense and liability arising out of or in connection with the management of the trust estate or which he may suffer because he is or becomes or consented to become a Trustee.

                                   ARTICLE IV



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         SUCCESSOR AND ADDITIONAL TRUSTEES - RESIGNATION - QUALIFICATION

         Section 4.01. QUALIFICATION OF TRUSTEES. No person may be designated as Trustee, and no person may continue to serve as Trustee, if such designation or service would be contrary to the terms of the Internal Revenue Service Ruling, dated February 8, 1971, a copy of which is attached hereto as Exhibit A, or if he, or any affiliate of his, is or becomes a trustee, officer, employee, or the beneficial owner of shares of First Union.

         Section 4.02. RESIGNATION. Any Trustee may resign by written notice to the Directors of First Union Management, Inc.

         Section 4.03. ADDITIONAL AND SUCCESSOR TRUSTEES. The Trustees may at any time and from time to time designate additional Trustees to serve hereunder. In the event of the death, resignation, disqualification, or incapacity of a Trustee, a successor Trustee shall be designated by the remaining Trustees and, in the event there are no remaining Trustees, such successor Trustee shall be as designated by the last remaining Trustee in writing filed with the Secretary of First Union Management, Inc. at or before the termination of his trusteeship. In the event the trusteeship is vacant and no successor Trustee shall have been designated pursuant to the foregoing, the trusteeship shall be filled by the Probate Court of Cuyahoga County, Ohio. Any additional or successor Trustee designated as hereinbefore provided shall have and enjoy all of the powers, duties, discretions and immunities herein conferred upon the Trustees hereunder and shall not be required to furnish bond.

                                    ARTICLE V

                                    AMENDMENT

         The Trustees may amend this Declaration of Trust with the approval of a majority of the then members of the Board of Directors of First Union Management, Inc. in writing; provided, however, that the Trustees shall not exercise such power of amendment without prior written advice from counsel for First Union Management, Inc. that in such counsel's opinion the proposed exercise would not be contrary to the terms of the Internal Revenue Service Ruling attached hereto as Exhibit A.




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                                   ARTICLE VI

                                   RECORD DATE

         In determining the holders of shares of First Union as of any Record Date or as of the Termination Date and their addresses, the Trustees shall rely conclusively upon the records of First Union's Cleveland Transfer Agent.

                                   ARTICLE VII

                                  GOVERNING LAW

         The trust created hereby is an Ohio trust and is to be governed, construed and administered according to the laws of Ohio and shall continue to be so governed, construed and administered, even though the situs of the trust is elsewhere in the United States or abroad.

                                  ARTICLE VIII

                                     GENERAL

         Anything herein to the contrary notwithstanding, the shareholders of First Union shall have no rights to become the owners of the shares of First Union Management, Inc., nor shall they have any right to control the vote of such shares by the Trustees and their sole interest will consist of the rights to income from, and proceeds of liquidation of, the trust estate provided in
Article I and Section 2.02, which rights are contingent on satisfying the provisos in said Article I and said Section 2.02 above.

         The Trustees will act independently in exercising the rights as shareholders of First Union Management, Inc., and in particular will exercise independent control of the selection of the directors, officers and policies of First Union Management, Inc.

         In exercising their rights and powers as shareholders of First Union Management, Inc., the Trustees shall act only in a manner consistent with the provisions of the Internal Revenue Service Ruling attached hereto as Exhibit A.

         Anything herein to the contrary notwithstanding, for all purposes of this Declaration of Trust the term "shares of beneficial interest" or "shares" in or with reference to First Union and all of the references to "shares of First Union" shall refer only to shares of beneficial interest, $1 par value, of




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First Union and to no other kind, type or class of shares or securities of First
Union (whether common, preferred or otherwise).

         IN WITNESS WHEREOF, Adolph Posnick has hereunto set his hand as of the day and year first above written.

Executed in the presence of:

                                             /S/ ADOLPH POSNICK
-----------------------------                ---------------------------
                                             Adolph Posnick
-----------------------------
Witnesses



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                                    APPROVAL

         The undersigned does hereby certify that he is a Director of First Union Management, Inc. and does hereby grant his approval of amendments to the Amended and Restated Declaration of Trust dated June 5, 1980 by adoption by the sole trustee thereunder of an Amended and Restated Declaration of Trust substantially in the form attached hereto as Exhibit A. This approval shall be effective upon receipt by such sole trustee of approvals from a majority of the Directors of First Union Management, Inc. duly elected, qualified and serving at the time of such adoption.

         Executed in Cleveland, Ohio, this 16th of July, 1996.

                                                 /S/ HENRY G. PIPER
                                                 ---------------------------
                                                 Henry G. Piper




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                                    APPROVAL

         The undersigned does hereby certify that he is a Director of First Union Management, Inc. and does hereby grant his approval of amendments to the Amended and Restated Declaration of Trust dated June 5, 1980 by adoption by the sole trustee thereunder of an Amended and Restated Declaration of Trust substantially in the form attached hereto as Exhibit A. This approval shall be effective upon receipt by such sole trustee of approvals from a majority of the Directors of First Union Management, Inc. duly elected, qualified and serving at the time of such adoption.

         Executed in Cleveland, Ohio, this 16th of July, 1996.

                                              /S/ ADOLPH POSNICK
                                              -------------------------------
                                              Adolph Posnick


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                                    APPROVAL

         The undersigned does hereby certify that he is a Director of First Union Management, Inc. and does hereby grant his approval of amendments to the Amended and Restated Declaration of Trust dated June 5, 1980 by adoption by the sole trustee thereunder of an Amended and Restated Declaration of Trust substantially in the form attached hereto as Exhibit A. This approval shall be effective upon receipt by such sole trustee of approvals from a majority of the Directors of First Union Management, Inc. duly elected, qualified and serving at the time of such adoption.

         Executed in Cleveland, Ohio, this 16th of July, 1996.

                                              /S/ RENOLD D. THOMPSON
                                              -----------------------------
                                              Renold D. Thompson